THIRD QUARTER 2020 INVESTOR PRESENTATION NASDAQ: SRCE www.1stsource.com

DISCLOSURES Forward-Looking Statements Except for historical information, the matters discussed may include “forward-looking statements.” Those statements are subject to material risks and uncertainties. 1st Source cautions readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. The audience is advised that various important factors could cause 1st Source’s actual results or circumstances for future periods to differ materially from those anticipated or projected in such forward-looking statements. Please refer to our press releases, Form 10-Qs, and 10-Ks concerning factors that could cause actual results to differ materially from any forward-looking statements of which we undertake no obligation to publicly update or revise. Non-GAAP Financial Measures The accounting and reporting policies of 1st Source conform to generally accepted accounting principles (“GAAP”) in the United States and prevailing practices in the banking industry. However, certain non-GAAP performance measures are used by management to evaluate and measure the Company’s performance. Although these non-GAAP financial measures are frequently used by investors to evaluate a financial institution, they have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analyses of results as reported under GAAP. These include taxable-equivalent net interest income (including its individual components), net interest margin (including its individual components), the efficiency ratio, tangible common equity-to-tangible assets ratio, pre-tax pre-provision income and tangible book value per common share. Management believes that these measures provide users of the Company’s financial information a more meaningful view of the performance of the interest-earning assets and interest-bearing liabilities and of the Company’s operating efficiency. Other financial holding companies may define or calculate these measures differently. See the slides titled “Reconciliation of Non-GAAP Financial Measures” for a reconciliation of certain non-GAAP financial measures used by the Company with their most closely related GAAP measures. PAGE 2

CORPORATE OVERVIEW $7.3 billion Community Bank with International Reach headquartered in South Bend, Indiana Community Banking: ■ Locations throughout Northern Indiana and Southwestern Michigan ■ Business and personal banking, payment services, lending, mortgage, and leasing ■ Investment management, wealth advisory, estate planning, and retirement planning services ■ Business and consumer insurance sales Specialty Finance: ■ National and international footprint ■ Construction machinery ■ Corporate and personal aircraft ■ Auto rental and leasing, shuttle buses, motor coaches, funeral cars, and step vans ■ Truck rental and leasing PAGE 3

MISSION AND VISION Mission To help our clients achieve security, build wealth and realize their dreams by offering straight talk, sound advice and keeping their best interests in mind for the long-term. Vision ■ Offer our clients the highest-quality service ■ Support a proud family of colleagues who personify the 1st Source spirit of partnership ■ Be the financial institution of choice in each market we serve ■ Remain independent and nurture pride of ownership among all 1st Source colleagues ■ Achieve long-term, superior financial results PAGE 4

MARKET AREA Community Bank Specialty Finance Loans and Leases Loans and Leases $3.20 billion $2.51 billion PAGE 5

BUSINESS MIX (LOANS AND LEASES) Business Community Banking 80% 56% Personal Community Banking 20% Specialty Finance 44% PAGE 6

COMMUNITY BANKING ■ 78 Banking Centers ■ 99 Twenty-four hour ATMs ■ 8 Trust & Wealth Advisory locations with approximately $4.3 billion of assets under management ■ 10 1st Source Insurance offices In person Online Over the phone Mobile PAGE 7

SPECIALTY FINANCE GROUP SERVICES Aircraft Division — $806MM Aircraft division provides financing primarily for new and used general aviation aircraft (including helicopters) for private and corporate users, some for aircraft distributors and dealers, air charter operators, air cargo carriers, and other aircraft operators. See Appendix for NAICS industry detail. Construction Equipment Division — $724MM Construction equipment division provides financing for infrastructure projects (i.e., asphalt and concrete plants, bulldozers, excavators, cranes, and loaders, etc.) Auto and Light Truck Division — $528MM Auto/light truck division provides financing for automobile rental and leasing companies, light truck rental and leasing companies, and special purpose vehicle users: buses, funeral cars and step vans. Medium and Heavy Duty Truck Division — $271MM The medium and heavy duty truck division finances highway tractors and trailers and delivery trucks for the commercial trucking industry and trash and recycling equipment for municipalities and private businesses as well as equipment for landfills. PAGE 8

EXPERIENCED AND PROVEN TEAM Executive Team ■ 4 executives with an average 38 years each of banking experience and 26 years with 1st Source Business Banking Officers ■ 40 business banking officers with an average 19 years each of lending experience and with 1st Source from 1 to 34 years Specialty Finance Group Officers ■ 27 specialty finance officers with an average 25 years each of lending experience and with 1st Source from 1 to 32 years PAGE 9

PERFORMANCE – CLIENT ■ #1 deposit share in our 15 ■ Indiana SBA Community Lender Award – 2013 contiguous county market – 2019 ■ #1 SBA Lender in our Indiana ■ Indiana SBA Rural Lender of the Year Award footprint – 2019 ■ #1 SBA Lender Headquartered in ■ Honored for highest total dollars and number State of Indiana of SBA 504 Loans – Business Development Corporation, 2019 ■ #22 on Monitor Magazine’s 2019 Top 50 Bank Finance/Leasing Companies in the U.S. ■ #37 on Monitor Magazine’s 2020 Top 100 Largest Equipment Finance/Leasing Companies in the U.S. PAGEPAGE ELEVEN 10

OUR RESPONSE TO COVID-19 Employees Clients Communities . High-risk employees are . Banking center drive-ups, . Grant of $600,000, in two working remotely ATMs and online/mobile phases, made by 1st Source banking services continue to Foundation to the United . Virtual meetings and operate Ways of the 18 counties in conference calls have northern Indiana and replaced in-person meetings . Most banking center lobbies southwestern Michigan are open by appointment . Grant of $320,000 made by 1st . Department teams are only. 12 banking center doors Source Foundation to 23 separated to ensure that are fully open infection can not spread hospitals across our footprint across entire units . 3,540 PPP loans for over $590 providing assistance with PPE million have been disbursed in supplies, child care needs and . Business travel is restricted support of our communities meals for frontline staff . Other contributions have . Adhering to CDC guidelines of . As of mid-November, over been made to assist our social distancing, frequent $200 million in forgiveness communities during the hand washing and mask requests have been submitted COVID outbreak wearing to the SBA . Employees served our . Installed plexiglass barriers at . Granted approximately $1 communities by sewing masks banking center counters and billion in loan modifications. for nursing homes and desks, as well as providing $195 million in modification as hospitals masks to all employees of September 30, 2020 PAGE 11

PAYCHECK PROTECTION PROGRAM LOANS PPP Highlights Number of $ of Loans Average Phase Loans (000's) Loan Size 1 2,024 $ 520,583 $ 257,000 2 1,516 76,868 51,000 Total 3,540 $ 597,451 $ 169,000 • 1,972 of 3,540 for less than $50,000 • Over $200 million submitted for forgiveness as of mid-November • The SBA has remitted payment for over $110 million of submissions as of mid-November PAGE 12

COVID-19 RELATED LOAN DEFERRALS

As of September 30, 2020

(Dollars in millions)	Principal Deferrals	Principal and Interest Deferrals	Total Modifications in Deferment	Additional Modifications Expected[1]	Total Modifications	Recorded Investment at September, 31 2020	Modifications as a % of September 30, 2020 Balance
Auto and light truck rental	$ 21	$ 1	$ 22	$ 16	$ 38	$ 379	10%
Specialty vehicle(2)	11	12	23	23	46	149	31%
Medium and heavy duty truck	5	-	5	-	5	271	2%
Aircraft	13	-	13	6	19	806	2%
Construction equipment	-	-	-	1	1	724	—%
Commercial	5	58	63	23	86	2,643	3%
Residential RE and home equity	-	-	-	-	-	520	—%
Consumer	-	-	-	-	-	135	—%
Total loans and leases	**$ 55**	**$ 71**	**$ 126**	**$ 69**	**$ 195**	**$ 5,627**	**3%**
PPP loans, net of unearned discount[3]	**-**	**-**	**-**	**-**	**-**	**581**	**—%**
Total loans and leases less PPP loans	**$ 55**	**$ 71**	**$ 126**	**$ 69**	**$ 195**	**$ 6,208**	**4%**

(1) Repesents modifications which ended deferment during September 2020 and are in the process of receiv ing or expected to receiv e an extension.

(2) Includes buses, step v ans, and funeral cars.

(3) PPP loan balances are located within the Commercial category abov e.

Modifications at September 30, 2020:

- $45 million to bus clients or 51% of our total bus loan balances. Included in the Specialty vehicle category above.
- $75 million to hotel industry clients or 47% of our total hotel loan balances. Included in the Commercial category above.

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COVID-19 RELATED LOAN DEFERRALS As of September 30, 2020 First Modification Second Modification Third Modification In In In (1) (1) (Dollars in millions) Expired Deferment Total Expired Deferment Total Expired Deferment Total Auto and light truck rental $ 255 $ 18 $ 273 $ 61 $ 4 $ 65 $ - $ 16 $ 16 Specialty vehicle(2) 88 - 88 55 16 71 - 30 30 Medium and heavy duty truck 89 - 89 - 5 5 - - - Aircraft 97 - 97 11 19 30 - - - Construction equipment 144 - 144 8 - 8 - 1 1 Commercial 185 55 240 19 25 44 - 6 6 Residential RE and home equity 7 - 7 2 - 2 - - - Consumer 9 - 9 - - - - - - Total loans and leases $ 874 $ 73 $ 947 $ 156 $ 69 $ 225 $ - $ 53 $ 53 (1) Includes modifications which ended deferment in September 2020 and are in the process of receiv ing or expected to receiv e an extension. (2) Includes buses, step v ans and funeral cars. PAGE 14

FINANCIAL REVIEW PAGE 15

GROWING LOAN PORTFOLIO Total Average Loans & Leases ($MM) Loans & Leases Yield on Loans & Leases - FTE (%)* 6000 6.00% 5445 5000 5000 4755 5.50% 4333 5.16% 4114 4.93% 4000 5.00% 4.50% 4.38% 3000 4.28% 4.50% 2000 4.00% 1000 3.50% 2016 2017 2018 2019 2020 YTD * See “Reconciliation of non-GAAP Financial Measures” in Appendix. PAGE 16

DIVERSIFIED LOAN PORTFOLIO 2020 Average Loans by Type PPP Loans Commercial 7% Real Estate 17% Commercial and Agricultural Residential 21% Real Estate 10% Consumer 3% Medium and Aircraft Heavy Duty Truck 14% 5% Auto and Light Truck 10% Construction Equipment 13% PAGE 17

PRE-TAX, PRE-PROVISION INCOME ($MM) $175 $140 136.0 124.5 110.3 104.5 103.2 $105 95.0 $70 $35 $0 2016 2017 2018 2019 2019 2020 YTD YTD * See “Reconciliation of non-GAAP Financial Measures” in Appendix. PAGE 18

STRONG CREDIT QUALITY % of Net Loans and Leases Loan & Lease Loss Reserve Nonperforming Assets Net Charge-Offs Solid Reserves Low Nonperforming Assets Limited Losses 2.43% 2.19% 2.11% 2.10% 2.08% 1.33% 0.70% 0.67% 0.71% 0.37% 0.29% 0.13% 0.13% 0.06% 0.10% 2016 2017 2018 2019 2020 2016 2017 2018 2019 2020 2016 2017 2018 2019 2020 YTD YTD YTD PAGE 19

CORE DEPOSIT FRANCHISE Total Average Deposits ($MM) Non-core Deposits Core Deposits Effective Rate on Deposits (%) 6500 2.00% 5658 5500 5277 655 4964 775 1.50% 4493 687 5003 4500 4303 444 4502 431 4277 4049 3500 3872 1.00% 0.96% 2500 0.70% 0.61% 0.50% 1500 0.43% 0.35% 500 0.00% 2016 2017 2018 2019 2020 YTD * Non-core deposits include CDs over $250,000, brokered CDs, and national listing service CDs. PAGE 20

ATTRACTIVE CORE DEPOSIT FRANCHISE 2020 Average Deposits By Type Savings and Interest Bearing Demand 47% Noninterest Bearing Demand 26% CD and IRA 27% PAGE 21

DEPOSIT MARKET SHARE – 15 COUNTY CONTIGUOUS MARKET* Leading Market Share in Community Banking Markets ($000) 2020 $7,000,000 1st Source 14.87% $6,000,000 Chase 10.59% Lake City Bank 9.45% $5,000,000 Horizon Bank 5.02% $4,000,000 Fifth Third 4.98% Data as of June 2020 – FDIC $3,000,000 (via S&P Global Market Intelligence) $2,000,000 $1,000,000 $0 June 14 June 15 June 16 June 17 June 18 June 19 June 20 *Includes Allen, Elkhart, Fulton, Huntington, Kosciusko, LaPorte, Marshall, Porter, Pulaski, St. Joseph, Starke, Wells, and Whitley counties in the State of Indiana, and Berrien and Cass counties in the State of Michigan. PAGE 22

NET INCOME & EARNINGS PER SHARE ($MM) $105 $5.00 92.0 $90 82.4 $4.00 $75 68.1 70.0 3.57 57.8 55.0 $3.00 $60 3.16 2.72 $45 2.60 $2.00 2.22 2.14 $30 $1.00 $15 $0 $0.00 2016 2017 2018 2019 2019 2020 YTD YTD Net Income EPCS (Diluted) PAGE 23

NET INTEREST MARGIN (FTE)* ($MM) $250 4.25% 224.6 214.7 $200 187.4 4.05% 171.5 169.1 164.1 $150 3.85% 3.73% 3.74% 3.68% $100 3.57% 3.65% 3.43% $50 3.33% 3.45% $0 3.25% 2016 2017 2018 2019 2019 2020 YTD YTD Net Interest Income ($MM) Net Interest Margin (%) * See “Reconciliation of non-GAAP Financial Measures” in Appendix. PAGE 24

DIVERSE SOURCES OF NONINTEREST INCOME Noninterest Income Composition 2020 YTD = $62.6MM* Equipment Trust, Wealth Rental Advisory, and 5% Mortgage Retirement Plan Banking Services 19% 25% Fair Value of Assets Under Management of $4.3B Insurance Commissions 9% Other 14% Service Charges on Deposit Accounts 11% Debit Card 17% 28% of Total Revenue* * Note: Equipment rental income is shown net of leased equipment depreciation. See “Reconciliation of non-GAAP Financial Measures” in Appendix . PAGE 25

OPERATING EXPENSES ($MM) $180.0 70.0% 160.2 163.9 148.8 $150.0 142.0 120.5 123.1 $120.0 60.0% 60.2% $90.0 57.7% 56.2% 54.7% 54.5% $60.0 53.6% 50.0% $30.0 $0.0 40.0% 2016 2017 2018 2019 2019 2020 YTD YTD Noninterest Expense ($MM)* Efficiency - Adjusted (%)* * Note: Noninterest expense is shown net of leased equipment depreciation. See “Reconciliation of non-GAAP Financial Measures” in Appendix. PAGE 26

STRONG CAPITAL POSITION Tier 1 Leverage Ratio Tier 1 Risk Based Ratio 14.48% 13.80% 13.44% 13.42% 13.64% 12.11% 12.17% 12.06% 12.19% 12.14% 8% Well Capitalized 5% Well Capitalized 2016 2017 2018 2019 2020 YTD 2016 2017 2018 2019 2020 YTD Total Risk Based Capital Ratio Tangible Common Equity / Tangible Assets* 15.74% 15.12% 14.70% 14.68% 14.90% 10.89% 10.94% 10.92% 11.38% 11.01% 10% Well Capitalized 2016 2017 2018 2019 2020 YTD 2016 2017 2018 2019 2020 YTD * See “Reconciliation of non-GAAP Financial Measures” in Appendix. PAGE 27

TANGIBLE BOOK VALUE PER COMMON SHARE* Consistent Growth $35.00 $31.06 $30.00 $29.18 $26.30 $25.00 $24.47 $22.75 $21.49 $20.16 $20.00 $18.65 $15.00 $10.00 2013 2014 2015 2016 2017 2018 2019 2020 YTD * See “Reconciliation of non-GAAP Financial Measures” in Appendix. PAGE 28

COMMON DIVIDENDS PER SHARE 32 YEARS OF CONSECUTIVE DIVIDEND GROWTH $1.400 $1.200 1.100 1.130 $1.000 0.960 0.760 $0.800 0.720 0.671 0.618 0.645 0.582 0.600 $0.600 0.555 $0.400 $0.200 $0.000 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 YTD PAGE 29

DELIVERING RETURNS TO SHAREHOLDERS PAGE 30

DELIVERING RETURNS TO SHAREHOLDERS PAGE 31

PERFORMANCE – FINANCIAL ■ 2020 KBW Bank Honor Roll – fifteen banking institutions with more than $500 million in total assets selected ■ #26 of 123 banks between $5 billion and $50 billion in assets – Bank Performance Scorecard by Bank Director Magazine ■ 5 Star “Superior” Rating – Bauer Financial ■ 32 years of consecutive dividend growth PAGE 32

INVESTMENT CONSIDERATIONS ■ Consistent and superior financial performance with a focus on long-term earnings per share and tangible book value growth ■ Experienced and proven team with significant investment in bank ■ Diversification of product mix and geography with asset generation capability ■ Leading market share in community banking markets ■ Stable credit quality, strongly reserved ■ Strong capital position and 32 consecutive years of dividend growth PAGE 33

CONTACT INFORMATION Christopher J. Murphy III Chairman of the Board, CEO and President (574) 235-2711 murphy-c@1stsource.com Andrea G. Short CFO and Treasurer (574) 235-2348 shorta@1stsource.com PAGE 34

APPENDIX PAGE 35

Consolidated Balance Sheet (Dollars in millions) 2016 2017 2018 2019 2020 YTD Cash and cash equivalents $ 108 $ 78 $ 99 $ 83 $ 154 Investment securities and other investments 873 930 1,019 1,069 1,111 Loans and leases, net of unearned discount 4,204 4,541 4,847 5,106 5,648 Reserve for loan and lease losses (89) (95) (100) (111) (137) Equipment owned under operating leases, net 119 140 134 112 80 Other assets 271 293 295 364 435 Total assets $ 5,486 $ 5,887 $ 6,294 $ 6,623 $ 7,291 Noninterest-bearing deposits $ 991 $ 1,064 $ 1,217 $ 1,217 $ 1,721 Interest-bearing deposits 3,343 3,689 3,905 4,140 4,176 Total deposits 4,334 4,753 5,122 5,357 5,897 Total borrowings 424 342 329 276 306 Other liabilities 55 73 79 141 173 Total shareholders' equity 673 719 762 829 878 Noncontrolling interests - - 2 20 37 Total equity 673 719 764 849 915 Total liabilities and equity $ 5,486 $ 5,887 $ 6,294 $ 6,623 $ 7,291 PAGE 36

Consolidated Income Statement 2019 2020 (Dollars in millions) 2016 2017 2018 2019 YTD YTD Net interest income $ 170 $ 186 $ 214 $ 224 $ 169 $ 164 Provision for loan and leases losses 6 9 19 16 13 31 Noninterest income* 67 73 70 76 56 62 Noninterest expense* 142 149 160 164 120 123 Income before income taxes 89 101 105 120 92 72 Income tax expense 31 33 23 28 22 17 Net income 58 68 82 92 70 55 Net income attributable to noncontrolling interests - - - - - - Net income available to common shareholders $ 58 $ 68 $ 82 $ 92 $ 70 $ 55 Diluted net income per common share $ 2.22 $ 2.60 $ 3.16 $ 3.57 $ 2.72 $ 2.14 * Note: Noninterest income and Noninterest expense are shown net of leased equipment depreciation. See "Reconciliation of non-GAAP Financial Measures" in Appendix. PAGE 37

Aircraft Portfolio – Industries by NAICS Construction Retail Trade 9% Manufacturing 14% 9% Ag, Forestry, Fishing & Hunting 6% Services Wholesale 18% Trade 5% Other* 6% Finance & Insurance and Real Estate Transportation & 13% Warehousing 20% *Other includes: Mining & Utilities and Information PAGE 38

Ownership Summary Shareholder Type Shares % of Total 1st Source ESOP Retail/Other 3.3% Institutional Institutional 11,661,506 45.6% 18.6% 45.6% Insiders 8,300,735 32.5% Retail/Other 4,753,870 18.6% 1st Source ESOP 837,533 3.3% Total Shares Outstanding(1) 25,553,644 100.0% Rank Institution (Top 10 Institutions) Shares % of Total 1 Dimensional Fund Advisors LP 1,922,760 7.5% 2 BlackRock Inc. 1,305,959 5.1% 3 Wellington Management Group LLP 1,084,718 4.2% 4 Vanguard Group Inc. 830,408 3.3% 5 AllianceBernstein LP 544,298 2.1% 6 Manulife Asset Management 434,609 1.7% Insiders 7 State Street Global Advisors Inc. 421,614 1.7% 32.5% 8 Renaissance Technologies LLC 398,114 1.6% 9 Norges Bank Investment Management 313,949 1.2% 10 Boston Trust Walden Co. 291,761 1.1% Top 10 Institutions(2) 7,548,190 29.5% Other 4,113,316 16.1% (1) As of September 30, 2020 (2) Total Institutional Ownership 11,661,506 45.6% (2) As of June 30, 2020 or most recently reported data Source: S&P Global Market Intelligence and Company filings PAGE 39

Reconciliation of Non-GAAP Financial Measures

Calculation of Yield on Loans and Leases

(Dollars in thousands)	2016	2017	2018	2019	2020 YTD
(A) Loans and leases interest income (GAAP)	$ 175,532	$ 194,297	$ 234,083	$ 257,738	$ 178,179
(B) Plus: loans and leases fully tax-equivalent adjustments	584	621	367	375	251
(C) Loans and leases interest income - FTE (A+B)	176,116	194,918	234,450	258,113	178,430
(D) Average loans and leases	$ 4,113,508	$ 4,333,375	$ 4,755,256	$ 5,000,161	$ 5,445,213
(E) Annualization factor	1.00	1.00	1.00	1.00	1.34
Yield on loans and leases (GAAP) (A*E)/D	4.27%	4.48%	4.92%	5.15%	4.38%
Yield on loans and leases - FTE (C*E)/D	4.28%	4.50%	4.93%	5.16%	4.38%

Calculation of Net Interest Margin

(Dollars in thousands)	2016	2017	2018	2019	2019 YTD	2020 YTD
(A) Interest income (GAAP)	$ 191,760	$ 212,385	$ 257,316	$ 282,877	$ 213,334	$ 194,453
(B) Plus: fully tax-equivalent adjustments	1,825	1,795	803	686	526	416
(C) Interest income - FTE (A+B)	193,585	214,180	258,119	283,563	213,860	194,869
(D) Interest expense (GAAP)	22,101	26,754	43,410	59,011	44,764	30,740
(E) Net interest income (GAAP) (A-D)	169,659	185,631	213,906	223,866	168,570	163,713
(F) Net interest income - FTE (C-D)	171,484	187,426	214,709	224,552	169,096	164,129
(G) Average earning assets	$ 5,003,922	$ 5,251,094	$ 5,761,761	$ 6,104,673	$ 6,052,686	$ 6,584,451
(H) Annualization factor	1.00	1.00	1.00	1.00	1.34	1.34
Net interest margin (GAAP) (E*H)/G	3.39%	3.54%	3.71%	3.67%	3.72%	3.32%
Net interest margin - FTE (F*H)/G	3.43%	3.57%	3.73%	3.68%	3.74%	3.33%

Pre-Tax, Pre-Provision Income

(Dollars in thousands)	2016	2017	2018	2019	2019 YTD	2020 YTD
(A) Income before income taxes (GAAP)	$ 89,126	$ 101,360	$ 105,027	$ 120,154	$ 91,578	$ 72,183
(B) Plus: Provision for loan and lease losses	5,833	8,980	19,462	15,833	12,882	31,031
(C) Pre-tax, pre-provision income (A+B)	$ 94,959	$ 110,340	$ 124,489	$ 135,987	$ 104,460	$ 103,214

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Reconciliation of Non-GAAP Financial Measures

Noninterest Income

(Dollars in thousands)	2016	2017	2018	2019	2019 YTD	2020 YTD
(A) Noninterest income (GAAP)	$ 88,945	$ 98,706	$ 97,050	$ 101,130	$ 75,553	$ 77,904
(B) Less: depreciation - leased equipment	(21,678)	(25,215)	(26,248)	(25,128)	(19,122)	(15,263)
Noninterest income - adjusted (A-B)	$ 67,267	$ 73,491	$ 70,802	$ 76,002	$ 56,431	$ 62,641

Noninterest Expense

(Dollars in thousands)	2016	2017	2018	2019	2019 YTD	2020 YTD
(A) Noninterest expense (GAAP)	$ 163,645	$ 173,997	$ 186,467	$ 189,009	$ 139,663	$ 138,403
(B) Less: depreciation - leased equipment	(21,678)	(25,215)	(26,248)	(25,128)	(19,122)	(15,263)
Noninterest expense - adjusted (A-B)	$ 141,967	$ 148,782	$ 160,219	$ 163,881	$ 120,541	$ 123,140

Calculation of Efficiency Ratio

(Dollars in thousands)	2016	2017	2018	2019	2019 YTD	2020 YTD
(A) Net interest income (GAAP)	$ 169,659	$ 185,631	$ 213,906	$ 223,866	$ 168,570	$ 163,713
(B) Net interest income - FTE	171,484	187,426	214,709	224,552	169,096	164,129
(C) Plus: noninterest income (GAAP)	88,945	98,706	97,050	101,130	75,553	77,904
(D) Less: gains/losses on investment securities and partnership investments	(3,873)	(4,569)	(320)	(653)	(521)	(938)
(E) Less: depreciation - leased equipment	(21,678)	(25,215)	(26,248)	(25,128)	(19,122)	(15,263)
(F) Total net revenue (GAAP) (A+C)	258,604	284,337	310,956	324,996	244,123	241,617
(G) Total net revenue - adjusted (B+C-D-E)	234,848	256,348	285,191	299,901	225,006	225,832
(H) Noninterest expense (GAAP)	163,645	173,997	186,467	189,009	139,663	138,403
(E) Less: depreciation - leased equipment	(21,678)	(25,215)	(26,248)	(25,128)	(19,122)	(15,263)
(I) Less: contribution expense limited to gains on investment securities in (D)	(484)	(959)	-	-	-	-
(J) Noninterest expense - adjusted (H-E-I)	$ 141,483	$ 147,823	$ 160,219	$ 163,881	$ 120,541	$ 123,140
Efficiency ratio (GAAP-derived) (H/F)	63.3%	61.2%	60.0%	58.2%	57.2%	57.3%
Efficiency ratio - adjusted (J/G)	60.2%	57.7%	56.2%	54.7%	53.6%	54.5%

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Reconciliation of Non-GAAP Financial Measures

Calculation of Tangible Common Equity-to-Tangible Assets Ratio

(Dollars in thousands)	2016	2017	2018	2019	2020 YTD
(A) Total common shareholders' equity (GAAP)	$ 672,650	$ 718,537	$ 762,082	$ 828,277	$ 877,754
(B) Less: goodwill and intangible assets	(84,102)	(83,742)	(83,998)	(83,971)	(83,953)
(C) Total tangible common shareholders' equity (A-B)	588,548	634,795	678,084	744,306	793,801
(D) Total assets (GAAP)	5,486,268	5,887,284	6,293,745	6,622,776	7,290,949
(B) Less: goodwill and intangible assets	(84,102)	(83,742)	(83,998)	(83,971)	(83,953)
(E) Total tangible assets (D-B)	$ 5,402,166	$ 5,803,542	$ 6,209,747	$ 6,538,805	$ 7,206,996
Common equity-to-assets ratio (GAAP-derived) (A/D)	12.26%	12.20%	12.11%	12.51%	12.04%
Tangible common equity-to-tangible assets ratio (C/E)	10.89%	10.94%	10.92%	11.38%	11.01%

Calculation of Tangible Book Value per Common Share

(Dollars in thousands, except for per share data)	2013	2014	2015	2016	2017	2018	2019	2020 YTD
(A) Total common shareholders' equity (GAAP)	$ 585,378	$ 614,473	$ 644,053	$ 672,650	$ 718,537	$ 762,082	$ 828,277	$ 877,754
(B) Less: goodwill and intangible assets	(86,343)	(85,371)	(84,676)	(84,102)	(83,742)	(83,998)	(83,971)	(83,953)
(C) Total tangible common shareholders' equity (A-B)	$ 499,035	$ 529,102	$ 559,377	$ 588,548	$ 634,795	$ 678,084	$ 744,306	$ 793,801
(D) Actual common shares outstanding	26,754,761	26,248,690	26,027,584	25,875,765	25,936,764	25,783,728	25,509,474	25,553,644
Book value per common share (GAAP-derived) (A/D)*1000	$ 21.88	$ 23.41	$ 24.75	$ 26.00	$ 27.70	$ 29.56	$ 32.47	$ 34.35
Tangible common book value per share (C/D)*1000	$ 18.65	$ 20.16	$ 21.49	$ 22.75	$ 24.47	$ 26.30	$ 29.18	$ 31.06

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